         PRUDENTIAL STRUCTURED MATURITY FUND, INC. (INCOME PORTFOLIO)

                               (CLASS Z SHARES)

-------------------------------------------------------------------------------

PROSPECTUS DATED DECEMBER 16, 1996

-------------------------------------------------------------------------------

Prudential Structured Maturity Fund, Inc. (the Fund), Income Portfolio (the Portfolio), is one of two separate portfolios of an open-end, management investment company, or mutual fund. The Portfolio's investment objective is high current income consistent with the preservation of principal. The Portfolio seeks to achieve its objective primarily through structuring its portfolio by utilizing a "laddered" maturity strategy. The Portfolio invests primarily in investment grade corporate debt securities and in obligations of the U.S. Government, its agencies and instrumentalities with maturities of six years or less. These securities are allocated by maturity among six annual maturity categories ranging from one year or less to between five and six years with each category representing approximately one-sixth of the Portfolio's assets. As the securities in each annual category mature or as new investments are made in the Portfolio, the proceeds will be invested to maintain the balance of investments among the six annual maturity categories. The Portfolio may also engage in various hedging and return enhancement strategies, including derivative transactions. There can be no assurance that the Portfolio's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.

-------------------------------------------------------------------------------
Class Z shares are offered exclusively for sale to a limited group of investors. Only Class Z shares are offered through this Prospectus. The Portfolio also offers Class A, Class B and Class C shares through the attached Prospectus dated March 1, 1996 (the Retail Class Prospectus), which is a part hereof.

-------------------------------------------------------------------------------
This Prospectus sets forth concisely the information about the Fund and the Income Portfolio that a prospective investor should know before investing. Additional information about the Fund and the Portfolio has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated March 1, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund, at the address or telephone number noted above.

-------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES
                               (INCOME PORTFOLIO)

                                                              CLASS Z SHARES
                                                              --------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases..................        None
  Maximum Deferred Sales Load .............................        None
  Maximum Sales Load Imposed on Reinvested Dividends.......        None
  Redemption Fees..........................................        None
  Exchange Fee.............................................        None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)                       CLASS Z SHARES
                                                            ----------------
  Management Fees..........................................         .40%
  12b-1 Fees...............................................        None
  Other Expenses...........................................         .32%
                                                                    ---
  Total Fund Operating Expenses............................         .72%
                                                                    ===

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
EXAMPLE                                         ------ ------- ------- --------
You would pay the following expenses on a
$1,000 investment, assuming (1) 5%  annual re-
turn and (2) redemption at the end of each
time period:
  Class Z.....................................    $7     $23     $40     $89

The above example is based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended December 31, 1995. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in Class Z shares of the Portfolio will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Portfolio, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

 THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND IS MANAGED--DISTRIBUTOR" IN THE RETAIL CLASS PROSPECTUS:

 Prudential Securities Incorporated (Prudential Securities) serves as the Distributor of Class Z shares and incurs the expenses of distributing the Portfolio's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Portfolio.

 THE FOLLOWING INFORMATION SUPPLEMENTS "TAXES, DIVIDENDS AND DISTRIBUTIONS-- TAXATION OF SHAREHOLDERS" IN THE RETAIL CLASS PROSPECTUS:

 The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

 THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER GUIDE--HOW TO BUY SHARES OF THE FUND" AND "SHAREHOLDER GUIDE--HOW TO SELL YOUR SHARES" IN THE RETAIL CLASS PROSPECTUS:

 Class Z shares of the Fund are available for purchase by the following categories of investors:

 (i) pension, profit-sharing or other employee benefit plans qualified under
Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program sponsored by Prudential Securities or its affiliates which includes mutual funds as investment options and for which the Fund is an available option; and (iii) investors who were, or executed a letter of intent to become, shareholders of any series of Prudential Dryden Fund (formerly The Prudential Institutional Fund (Dryden Fund)) on or before one or more series of Dryden Fund reorganized or who on that date had investments in certain products for which Dryden Fund provided exchangeability. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

 In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

 THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER GUIDE--HOW TO EXCHANGE YOUR SHARES" IN THE RETAIL CLASS PROSPECTUS:

 Class Z shareholders of the Portfolio may exchange their Class Z shares for Class Z shares of other Prudential Mutual Funds on the basis of relative net asset value. Shareholders who qualify to purchase Class Z shares (other than participants in any fee-based program) will have their Class B and Class C shares which are not subject to contingent deferred sales charges and their Class A shares exchanged for Class Z shares on a quarterly basis. Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. See "Shareholder Guide--How to Exchange Your Shares--Special Exchange Privilege."

 THE INFORMATION ABOVE ALSO SUPPLEMENTS THE INFORMATION UNDER "FUND HIGHLIGHTS" IN THE RETAIL CLASS PROSPECTUS AS APPROPRIATE.

PRUDENTIAL STRUCTURED MATURITY FUND, INC.
(INCOME PORTFOLIO)


-------------------------------------------------------------------------------

PROSPECTUS DATED MARCH 1, 1996

-------------------------------------------------------------------------------

Prudential Structured Maturity Fund, Inc. (the Fund), Income Portfolio (the Portfolio), is one of two separate portfolios of an open-end, management investment company, or mutual fund. The Portfolio's investment objective is high current income consistent with the preservation of principal. The Portfolio seeks to achieve its objective primarily through structuring its portfolio by utilizing a "laddered" maturity strategy. The Portfolio invests primarily in investment grade corporate debt securities and in obligations of the U.S. Government, its agencies and instrumentalities with maturities of six years or less. These securities are allocated by maturity among six annual maturity categories ranging from one year or less to between five and six years with each category representing approximately one-sixth of the Portfolio's assets. As the securities in each annual category mature or as new investments are made in the Portfolio, the proceeds will be invested to maintain the balance of investments among the six annual maturity categories. The Portfolio may also engage in various hedging and return enhancement strategies, including derivative transactions. There can be no assurance that the Portfolio's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund and the Income Portfolio that a prospective investor should know before investing. Additional information about the Fund and the Portfolio has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated March 1, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund, at the address or telephone number noted above.

-------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS


   The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.
WHAT IS PRUDENTIAL STRUCTURED MATURITY FUND, INC.?

  Prudential Structured Maturity Fund, Inc. is a mutual fund whose shares are offered in two portfolios, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Income Portfolio is offered through this Prospectus.

WHAT IS THE PORTFOLIO'S INVESTMENT OBJECTIVE?

  The Portfolio's investment objective is high current income consistent with the preservation of principal. It seeks to achieve this objective primarily through structuring its portfolio by utilizing a "laddered" maturity strategy. The Portfolio is diversified and it invests primarily in investment grade corporate debt securities and in obligations of the U.S. Government, its agencies and instrumentalities with maturities of six years or less. These securities are allocated by maturity among six annual maturity categories ranging from one year or less to between five and six years with each category representing approximately one-sixth of the Fund's assets ("laddered" maturities). There can be no assurance that the Portfolio's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

RISK FACTORS AND SPECIAL CHARACTERISTICS

  The Portfolio may invest in debt securities of U.S. issuers that have securities outstanding that are rated at the time of purchase at least BBB by Standard & Poor's Ratings Group (S&P) or Baa by Moody's Investors Service (Moody's) or a similar nationally recognized statistical rating organization (NRSRO) or, if not rated, of comparable quality in the opinion of the investment adviser. In addition, the Portfolio may invest up to 10% of its total assets in securities rated below BBB by S&P or Baa by Moody's or a similar NRSRO or, if not rated, of comparable quality in the opinion of the investment adviser. Such securities are commonly referred to as "junk bonds." The Portfolio may invest up to 25% of its net assets in asset-backed securities and up to 30% of its net assets in collateralized mortgage obligations and real estate mortgage investment conduits. Such investments may be sensitive to prepayments and interest rates. See "How the Fund Invests--Investment Objective and Policies--Corporate and Other Debt Obligations" at page 10. The Portfolio may also engage in various hedging and return enhancement strategies, including utilizing derivatives. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 14.

WHO MANAGES THE FUND?

  Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .40 of 1% of the Portfolio's average daily net assets. As of January 31, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 17.

WHO DISTRIBUTES THE PORTFOLIO'S SHARES?

  Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Portfolio's Class A, Class B and Class C shares and is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the

Class A shares and .75 of 1% of the average daily net assets of each of the Class B and Class C shares. See "How the Fund is Managed--Distributor" at page 17.

WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 23 and "Shareholder Guide--Shareholder Services" at page 32.

HOW DO I PURCHASE SHARES?

  You may purchase shares of the Portfolio through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 20 and "Shareholder Guide--How to Buy Shares of the Fund" at page 23.

WHAT ARE MY PURCHASE ALTERNATIVES?

  The Portfolio offers three classes of shares:

  .Class A Shares:   Sold with an initial sales charge of up to 3.25% of the
                     offering price.
  .Class B Shares:   Sold without an initial sales charge but are subject to
                     a contingent deferred sales charge or CDSC (declining from
                     3% to zero of the lower of the amount invested or the
                     redemption proceeds) which will be imposed on certain
                     redemptions made within four years of purchase. Although
                     Class B shares are subject to higher ongoing distribution-
                     related expenses than Class A shares, Class B shares will
                     automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses)
                     approximately five years after purchase.
  .Class C Shares:   Sold without an initial sales charge and, for one year
                     after purchase, are subject to a 1% CDSC on redemptions.
                     Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class
                     A shares but do not convert to another class.

  See "Shareholder Guide--Alternative Purchase Plan" at page 24.

HOW DO I SELL MY SHARES?

  You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 27.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  The Portfolio expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 21.

                                 FUND EXPENSES
                               (INCOME PORTFOLIO)


                           CLASS A SHARES        CLASS B SHARES         CLASS C SHARES
                           --------------        --------------         --------------
SHAREHOLDER TRANSACTION
 EXPENSES+
 Maximum Sales Load Im-
  posed on Purchases (as
  a percentage of offer-
  ing price)............        3.25%                 None                   None
 Maximum Sales Load or
  Deferred Sales Load
  Imposed on Reinvested
  Dividends.............        None                  None                   None
 Deferred Sales Load (as
  a percentage of
  original purchase
  price or redemption
  proceeds, whichever is
  lower)................        None       3% during the first year,   1% on redemptions
                                          decreasing by 1% annually to    made within
                                            1% in the third year and      one year of
                                           1% in the fourth year and       purchase
                                               0% the fifth year*
 Redemption Fees........        None                  None                   None
 Exchange Fee...........        None                  None                   None

ANNUAL FUND OPERATING
 EXPENSES
 (as a percentage of av-   CLASS A SHARES        CLASS B SHARES         CLASS C SHARES
 erage net assets)         --------------        --------------         --------------
 Management Fees........         .40%                 .40%                    .40%
 12b-1 Fees (After
  Reduction)............         .10**                .75++                   .75++
 Other Expenses.........         .32                  .32                     .32
                                 ---                  ---                     ---
 Total Fund Operating
  Expenses (After Reduc-
  tion).................         .82%                1.47%                   1.47%
                                 ===                 ====                    ====

EXAMPLE                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                          ------ ------- ------- --------
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual re-
turn and (2) redemption at the end of each time
period:
 Class A.......................................   $41     $58     $77     $131
 Class B.......................................   $45     $56     $80     $151
 Class C.......................................   $25     $46     $80     $176
You would pay the following expenses on the
 same investment assuming no redemption:
 Class A.......................................   $41     $58     $77     $131
 Class B.......................................   $15     $46     $80     $151
 Class C.......................................   $15     $46     $80     $176

The above example is based on data for the Fund's fiscal year ended December 31, 1995. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Portfolio will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Portfolio, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

------------
  * Class B shares will automatically convert to Class A shares approximately five years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."
 ** Although the Class A Distribution and Service Plan provides that the
    Portfolio may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to the Class A shares of the Portfolio to no more than .10 of 1% for the fiscal year ending December 31, 1996. Total Fund Operating Expenses of the Class A shares without such limitation would be 1.02%.
  + Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Portfolio may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Portfolio rather than on a per shareholder basis. Therefore, long-term shareholders of the Portfolio may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investments in such shares. See "How the Fund is Managed-- Distributor."
 ++ Although the Class B and Class C Distribution and Service Plans provide that the Portfolio may pay a distribution fee of up to 1% per annum of the average daily net assets of the Class B and Class C shares, the Distributor has agreed to limit its distribution fees with respect to Class B and Class C shares of the Portfolio to no more than .75 of 1% of the average daily net assets of each of the Class B and Class C shares for the fiscal year ending December 31, 1996. Total Fund Operating Expenses of the Class B and Class C shares without such limitations would be 1.72% and 1.72%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS A SHARES)
  The following financial highlights with respect to the five-year period ended December 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of Class A common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                                                        CLASS A
                           ---------------------------------------------------------------------------------
                                                                                                SEPTEMBER 1,
                                                                                                  1989(a)
                                         YEARS ENDED DECEMBER 31,                                 THROUGH
                           ----------------------------------------------------------------     DECEMBER 31,
PER SHARE OPERATING         1995      1994       1993      1992         1991         1990           1989
PERFORMANCE:               -------  --------   --------  --------     --------     --------     ------------
Net asset value, begin-
 ning of period..........  $ 10.97  $  11.78   $  11.79  $  12.13     $  11.67     $  11.63       $ 11.61
                           -------  --------   --------  --------     --------     --------       -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income....      .73       .65        .71       .86(c)       .93(c)      1.00(c)        .35(c)
Net realized and
 unrealized gain (loss)
 on investment transac-
 tions...................      .66      (.80)       .12      (.08)         .56          .04           .03
                           -------  --------   --------  --------     --------     --------       -------
 Total from investment
  operations.............     1.39      (.15)       .83       .78         1.49         1.04           .38
                           -------  --------   --------  --------     --------     --------       -------
LESS DISTRIBUTIONS
Dividends from net in-
 vestment income.........     (.73)     (.65)      (.71)     (.86)        (.93)       (1.00)         (.35)
Distributions in excess
 of net investment in-
 come....................       --      (.01)        --        --           --           --            --
Distributions from net
 realized gains..........       --        --       (.13)     (.26)        (.10)          --          (.01)
                           -------  --------   --------  --------     --------     --------       -------
 Total distributions.....     (.73)     (.66)      (.84)    (1.12)       (1.03)       (1.00)         (.36)
                           -------  --------   --------  --------     --------     --------       -------
Net asset value, end of
 period..................  $ 11.63  $  10.97   $  11.78  $  11.79     $  12.13     $  11.67       $ 11.63
                           =======  ========   ========  ========     ========     ========       =======
TOTAL RETURN(d):.........    13.12%    (1.16)%     7.19%     6.67%       13.35%        9.40%         3.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................  $88,982   $91,680   $119,449  $109,828     $109,997     $113,125       $98,414
Average net assets (000).  $89,500  $106,737   $114,728  $107,937     $113,010     $107,276       $89,176
Ratios to average net as-
 sets:
 Expenses, including dis-
  tribution fees.........      .82%      .94%       .80%      .70%(c)      .37%(c)      .13%(c)         0%(b)/(c)
 Expenses, excluding dis-
  tribution fees.........      .72%      .84%       .70%      .60%(c)      .27%(c)      .10%(c)         0%(b)/(c)
 Net investment income...     6.57%     5.88%      5.92%     7.15%(c)     7.89%(c)     8.67%(c)      8.41%(b)/(c)
Portfolio turnover.......      160%      123%       137%       91%         117%          46%           69%

------------
(a)Commencement of offering of Class A shares.
(b)Annualized.
(c)Net of expense subsidy and/or fee waiver.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS B SHARES)
  The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of Class B common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                    CLASS B
                                    -------------------------------------------
                                                                   DECEMBER 9,
                                                                     1992(a)
                                     YEARS ENDED DECEMBER 31,        THROUGH
                                    -----------------------------  DECEMBER 31,
                                      1995      1994       1993        1992
                                    --------  --------   --------  ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of pe-
 riod.............................  $  10.97  $  11.78   $  11.79    $ 11.79
                                    --------  --------   --------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............       .66       .58        .62        .04
Net realized and unrealized gain
 (loss) on
 investment transactions..........       .66      (.80)       .12         --
                                    --------  --------   --------    -------
 Total from investment operations.      1.32      (.22)       .74        .04
                                    --------  --------   --------    -------
LESS DISTRIBUTIONS
Dividends from net investment in-
 come.............................      (.66)     (.58)      (.62)      (.04)
Distributions in excess of net in-
 vestment income..................        --      (.01)        --         --
Distributions from net realized
 gains............................        --        --       (.13)        --
                                    --------  --------   --------    -------
 Total distributions..............      (.66)     (.59)      (.75)      (.04)
                                    --------  --------   --------    -------
Net asset value, end of period....  $  11.63  $  10.97   $  11.78    $ 11.79
                                    ========  ========   ========    =======
TOTAL RETURN(c):..................     12.40%    (1.83)%     6.38%       .32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...  $120,188  $130,258   $123,306    $11,981
Average net assets (000)..........  $125,230  $134,985   $ 69,314    $ 5,474
Ratios to average net assets:
 Expenses, including distribution
  fees............................      1.47%     1.66%      1.55%      1.67%(b)
 Expenses, excluding distribution
  fees............................       .72%      .84%       .70%       .82%(b)
 Net investment income............      5.92%     5.17%      5.08%      6.31%(b)
Portfolio turnover................       160%      123%       137%        91%

------------
(a)  Commencement of offering of Class B shares.
(b)  Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS C SHARES)

  The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of Class C common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                              CLASS C
                                     -------------------------
                                                   AUGUST 1,
                                                    1994(a)
                                      YEAR ENDED    THROUGH
                                     DECEMBER 31, DECEMBER 31,
                                         1995         1994
                                     ------------ ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of peri-
 od.................................   $ 10.97      $ 11.30
                                       -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............       .66          .23
Net realized and unrealized gain
 (loss) on
 investment transactions............       .66         (.32)
                                       -------      -------
 Total from investment operations...      1.32         (.09)
                                       -------      -------
LESS DISTRIBUTIONS
Dividends from net investment in-
 come...............................      (.66)        (.23)
Distributions in excess of net in-
 vestment income....................        --         (.01)
                                       -------      -------
 Total distributions................      (.66)        (.24)
                                       -------      -------
Net asset value, end of period......   $ 11.63      $ 10.97
                                       =======      =======
TOTAL RETURN(c):....................     12.40%       (0.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....   $ 1,050      $   371
Average net assets (000)............   $   667      $   192
Ratios to average net assets:
 Expenses, including distribution
  fees..............................      1.47%        1.90%(b)
 Expenses, excluding distribution
  fees..............................       .72%        1.15%(b)
 Net investment income..............      5.92%        5.30%(b)
Portfolio turnover..................       160%         123%

------------
(a)  Commencement of offering of Class C shares.
(b)  Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.

                             HOW THE FUND INVESTS


INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL STRUCTURED MATURITY FUND, INC. IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF TWO PORTFOLIOS. EACH PORTFOLIO IS MANAGED INDEPENDENTLY. THE INCOME PORTFOLIO'S INVESTMENT OBJECTIVE IS HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL. THE PORTFOLIO SEEKS TO ACHIEVE THIS OBJECTIVE PRIMARILY THROUGH STRUCTURING ITS PORTFOLIO BY UTILIZING A "LADDERED" MATURITY STRATEGY. THE PORTFOLIO IS DIVERSIFIED AND IT INVESTS PRIMARILY IN INVESTMENT GRADE CORPORATE DEBT SECURITIES AND IN OBLIGATIONS OF THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES WITH MATURITIES OF SIX YEARS OR LESS. THESE SECURITIES ARE ALLOCATED BY MATURITY AMONG SIX ANNUAL MATURITY CATEGORIES RANGING FROM ONE YEAR OR LESS TO BETWEEN FIVE AND SIX YEARS WITH EACH CATEGORY REPRESENTING APPROXIMATELY ONE-SIXTH OF THE PORTFOLIO'S ASSETS ("LADDERED" MATURITIES). AS THE SECURITIES IN EACH ANNUAL CATEGORY MATURE OR AS NEW INVESTMENTS ARE MADE IN THE PORTFOLIO, THE PROCEEDS WILL BE INVESTED TO MAINTAIN THE BALANCE OF INVESTMENTS AMONG THE SIX ANNUAL MATURITY CATEGORIES. THERE CAN BE NO ASSURANCE THAT SUCH OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

  THE PORTFOLIO'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE PORTFOLIO'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). POLICIES OF THE PORTFOLIO THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

  THE PORTFOLIO SEEKS TO PROVIDE INVESTORS WITH MORE STABILITY OF PRINCIPAL THAN LONG-TERM BONDS HAVE HISTORICALLY PROVIDED THROUGH THE STRUCTURED PORTFOLIO MANAGEMENT STRATEGY OF INVESTING IN SHORT- TO INTERMEDIATE-TERM DEBT SECURITIES. LADDERING INVESTMENTS AMONG DEBT INSTRUMENTS WITH A RANGE OF MATURITIES OF FROM ONE YEAR OR LESS TO SIX YEARS PROVIDES AN ADDED DEGREE OF PORTFOLIO VARIATION, WHICH TENDS TO REDUCE VOLATILITY TO A LEVEL LOWER THAN THAT EXPERIENCED BY A LONG-TERM BOND FUND. In general, the longer the maturity of a debt security, the higher the yield and the greater the potential for price fluctuation. Conversely, shorter maturities generally provide lower yields but greater principal stability. The prices of fixed-income securities are likely to vary inversely with interest rates. The Portfolio has the potential for high current yields although they may not be as high as those of a long-term bond fund. The investment adviser has had experience structuring portfolios with laddered maturities for institutional clients since 1977.

  Under normal market circumstances, the Portfolio will invest its assets in U.S. Government securities and investment grade corporate debt obligations having "laddered" maturities ranging from one year or less to six years. The Portfolio's investment adviser will allocate assets among the various categories by maturity and not by type of investment and will continuously monitor each annual category. The investment adviser will buy and sell portfolio securities to take advantage of investment opportunities based on its analysis of market conditions, interest rates and general economic factors, thereby increasing the Portfolio's annual portfolio turnover rate. From time to time, the Portfolio may also sell portfolio securities to meet redemption requests.

  During times of portfolio structuring as well as when the investment adviser deems it necessary for defensive purposes or to provide liquidity, assets of the Portfolio may be invested temporarily in high quality money market instruments and repurchase agreements.

  The Portfolio's effective dollar-weighted average maturity is expected to be between 2 1/2 and 3 1/2 years. See "U.S. Government Securities--Mortgage-Related Securities Issued by U.S. Government Agencies and Instrumentalities" below.

U.S. GOVERNMENT SECURITIES

  U.S. TREASURY SECURITIES. THE PORTFOLIO WILL INVEST IN U.S. TREASURY SECURITIES, INCLUDING BILLS, NOTES AND BONDS. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates and the lengths of their maturities.

  SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. THE PORTFOLIO WILL INVEST IN OBLIGATIONS ISSUED OR GUARANTEED BY AGENCIES OF THE U.S. GOVERNMENT OR INSTRUMENTALITIES ESTABLISHED OR SPONSORED BY THE U.S. GOVERNMENT. THESE OBLIGATIONS, INCLUDING THOSE WHICH ARE GUARANTEED BY FEDERAL AGENCIES OR INSTRUMENTALITIES, MAY OR MAY NOT BE BACKED BY THE "FULL FAITH AND CREDIT" OF THE UNITED STATES. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities of this type in which the Portfolio may invest that are not backed by the full faith and credit of the United States include obligations which generally may be satisfied only by the individual credit of the issuing agency, such as obligations of the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Resolution Funding Corporation. GNMA, FNMA and FHLMC investments may include collateralized mortgage obligations. See "Corporate and Other Debt Obligations" below.

  Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Portfolio in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips. See "Investment Objective and Policies--U.S. Government Securities" in the Statement of Additional Information.

  MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. THE PORTFOLIO MAY INVEST IN MORTGAGE-BACKED SECURITIES THAT ARE ISSUED BY FNMA OR FHLMC OR GUARANTEED BY GNMA AND WHICH REPRESENT UNDIVIDED OWNERSHIP INTERESTS IN POOLS OF MORTGAGES. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities; however, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the investment adviser on the basis of assumed prepayment rates with respect to such mortgages. See "Investment Objective and Policies" in the Statement of Additional Information.

  THE PORTFOLIO WILL INVEST IN BOTH ADJUSTABLE RATE MORTGAGE SECURITIES
(ARMS), WHICH ARE PASS-THROUGH MORTGAGE SECURITIES COLLATERALIZED BY ADJUSTABLE RATE MORTGAGES, AND FIXED RATE MORTGAGE SECURITIES (FRMS), WHICH ARE SECURITIES COLLATERALIZED BY FIXED RATE MORTGAGES. See "Investment Objective and Policies--U.S. Government Securities" in the Statement of Additional Information.

  THE PORTFOLIO MAY ALSO INVEST IN BALLOON PAYMENT MORTGAGE-BACKED SECURITIES. A balloon payment mortgage-backed security is an amortizing mortgage security with installments of principal and interest, the last installment of which is predominantly principal.

  THE PORTFOLIO MAY ALSO INVEST IN MORTGAGE PASS-THROUGH SECURITIES WHERE ALL INTEREST PAYMENTS GO TO ONE CLASS OF HOLDERS (INTEREST ONLY SECURITIES OR IOS) AND ALL PRINCIPAL PAYMENTS GO TO A SECOND CLASS OF HOLDERS (PRINCIPAL

ONLY SECURITIES OR POS). THESE SECURITIES ARE COMMONLY REFERRED TO AS MORTGAGE-BACKED SECURITIES STRIPS OR MBS STRIPS. The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

CORPORATE AND OTHER DEBT OBLIGATIONS

  THE PORTFOLIO MAY INVEST IN DEBT SECURITIES OF U.S. ISSUERS THAT HAVE SECURITIES OUTSTANDING THAT ARE RATED AT THE TIME OF PURCHASE AT LEAST BBB BY STANDARD & POOR'S RATINGS GROUP (S&P) OR Baa BY MOODY'S INVESTORS SERVICE (MOODY'S) OR A SIMILAR NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF NOT RATED, OF COMPARABLE QUALITY IN THE OPINION OF THE INVESTMENT ADVISER. THE FUND MAY ALSO INVEST UP TO 10% OF TOTAL ASSETS IN SECURITIES RATED BELOW BBB OR Baa BY S&P OR MOODY'S, RESPECTIVELY (OR A SIMILAR NRSRO), OR, IF NOT RATED, OF COMPARABLE QUALITY IN THE OPINION OF THE INVESTMENT ADVISER. Securities rated Baa by Moody's are considered to be investment grade, although they have speculative characteristics. Changes in economic or other circumstances are more likely to lead to a weakened capacity of issuers whose securities are rated BBB or Baa to pay interest or repay principal than is the case for issuers of higher rated securities. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix to this Prospectus. Such securities are commonly referred to as "junk bonds." Such securities generally offer a higher yield than those in the higher rated categories but also involve greater risk of loss of principal and income and may also be subject to greater price volatility due to the market's perceptions of the creditworthiness of the issuer.

  THE PORTFOLIO MAY INVEST IN WHOLE LOAN MORTGAGE-BACKED SECURITIES ISSUED OTHER THAN BY U.S. GOVERNMENT AGENCIES AND RATED AT LEAST AA BY S&P OR Aa BY MOODY'S. See "Investment Objective and Policies--Mortgage-Backed Securities" in the Statement of Additional Information.

  THE CORPORATE OBLIGATIONS IN WHICH THE PORTFOLIO MAY INVEST INCLUDE ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS. THE PORTFOLIO MAY INVEST UP TO 25% OF ITS NET ASSETS IN ASSET-BACKED SECURITIES AND UP TO 30% OF ITS NET ASSETS IN COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS.

  LOWER RATED OR UNRATED DEBT OBLIGATIONS OF COMPARABLE QUALITY ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.

  During the year ended December 31, 1995, the monthly dollar weighted average ratings of the debt obligations held by the Portfolio, expressed as a percentage of the Portfolio's total investments, were as follows:

                       PERCENTAGE OF TOTAL
             RATINGS       INVESTMENTS
             -------   -------------------
             AAA/Aaa          25.73%
             AA/Aa             1.82
             A/A              19.62
             BBB/Baa          47.28
             BB/Ba             4.52
             B/B               0.00
             Unrated           0.04

RISKS OF INVESTING IN HIGH YIELD SECURITIES

  FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY AND THE MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER (MARKET RISK). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. See "Investment Objective and Policies--Other Investments--Risk Factors Relating to Investing in High Yield Securities" in the Statement of Additional Information.

  ASSET-BACKED SECURITIES. THROUGH THE USE OF TRUSTS AND SPECIAL PURPOSE CORPORATIONS, VARIOUS TYPES OF ASSETS, PRIMARILY HOME EQUITY LOANS AND AUTOMOBILE AND CREDIT CARD RECEIVABLES, ARE BEING SECURITIZED IN PASS-THROUGH STRUCTURES SIMILAR TO THE MORTGAGE PASS-THROUGH STRUCTURES DESCRIBED ABOVE OR IN A PAY-THROUGH STRUCTURE SIMILAR TO THE COLLATERALIZED MORTGAGE STRUCTURE. THE PORTFOLIO MAY INVEST IN THESE AND OTHER TYPES OF ASSET-BACKED SECURITIES WHICH MAY BE DEVELOPED IN THE FUTURE. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. The remaining maturity of an asset-backed security will be deemed to be equal to the average maturity of the assets underlying such security determined by the investment adviser on the basis of assumed prepayment rates and other factors with respect to such assets. In general, these types of loans are of shorter duration than mortgage loans and are less likely to have substantial prepayments.

  COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS). A CMO IS A DEBT SECURITY THAT IS BACKED BY A PORTFOLIO OF MORTGAGES OR MORTGAGE-BACKED SECURITIES. THE ISSUER'S OBLIGATION TO MAKE INTEREST AND PRINCIPAL PAYMENTS IS SECURED BY THE UNDERLYING PORTFOLIO OF MORTGAGES OR MORTGAGE-BACKED SECURITIES. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a REMIC. All future references to CMOs shall also be deemed to include REMICs.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

  In reliance on rules and interpretations of the Securities and Exchange Commission (SEC), the Fund's investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. See "Investment Objective and Policies--Mortgage-Backed Securities--Collateralized Mortgage

Obligations" in the Statement of Additional Information. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government securities for purposes of this Prospectus.

  RISK FACTORS RELATING TO INVESTING IN MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. THE YIELD CHARACTERISTICS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES DIFFER FROM TRADITIONAL DEBT SECURITIES. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Portfolio may invest a portion of its assets in derivative mortgage-backed securities such as MBS strips which are highly sensitive to changes in prepayment and interest rates. The investment adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

  IN ADDITION, MORTGAGE-BACKED SECURITIES WHICH ARE SECURED BY MANUFACTURED (MOBILE) HOMES AND MULTI-FAMILY RESIDENTIAL PROPERTIES, SUCH AS GNMA AND FNMA CERTIFICATES, ARE SUBJECT TO A HIGHER RISK OF DEFAULT THAN ARE OTHER TYPES OF MORTGAGE-BACKED SECURITIES. See "Investment Objective and Policies" in the Statement of Additional Information. The investment adviser will seek to minimize this risk by investing in mortgage-backed securities rated at least A by Moody's and S&P. See "Asset-Backed Securities" above.

  Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rate as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors may predominate. Mortgage-backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

  ASSET-BACKED SECURITIES INVOLVE CERTAIN RISKS THAT ARE NOT POSED BY MORTGAGE-BACKED SECURITIES, RESULTING MAINLY FROM THE FACT THAT ASSET-BACKED SECURITIES DO NOT USUALLY CONTAIN THE COMPLETE BENEFIT OF A SECURITY INTEREST IN THE RELATED COLLATERAL. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

  STRIPPED MORTGAGE-BACK SECURITIES. In addition to MBS strips issued by agencies or instrumentalities of the U.S. Government, the Portfolio may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

  YANKEE OBLIGATIONS. THE PORTFOLIO MAY INVEST IN U.S. DOLLAR-DENOMINATED DEBT SECURITIES OF FOREIGN CORPORATIONS ISSUED IN THE UNITED STATES AND U.S. DOLLAR-DENOMINATED DEBT SECURITIES ISSUED OR GUARANTEED AS TO PAYMENT OF PRINCIPAL AND INTEREST BY GOVERNMENTS, QUASI-GOVERNMENTAL ENTITIES, GOVERNMENT AGENCIES, SUPRANATIONAL ENTITIES AND OTHER GOVERNMENTAL ENTITIES OF FOREIGN COUNTRIES, WHICH SECURITIES ARE ISSUED IN THE UNITED STATES (YANKEE OBLIGATIONS). A supranational entity is an entity constituted by the national governments of several countries to promote economic development, such as the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. These include, among others, the Province of Ontario and the City of Tokyo.

  INVESTMENTS IN OBLIGATIONS OF FOREIGN ISSUERS MAY BE SUBJECT TO CERTAIN RISKS, INCLUDING FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS, THE POSSIBLE IMPOSITION OF WITHHOLDING TAXES ON INTEREST INCOME, THE SEIZURE OR NATIONALIZATION OF FOREIGN DEPOSITS AND FOREIGN EXCHANGE CONTROLS OR OTHER RESTRICTIONS. IN ADDITION, THERE MAY BE LESS PUBLICLY AVAILABLE INFORMATION ABOUT A FOREIGN ISSUER THAN ABOUT A DOMESTIC ISSUER AND SUCH ENTITIES MAY NOT BE SUBJECT TO THE SAME ACCOUNTING, AUDITING AND FINANCIAL RECORDKEEPING STANDARDS AND REQUIREMENTS AS DOMESTIC ISSUERS.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  THE PORTFOLIO MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING UTILIZING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN, BUT NOT FOR SPECULATION. These strategies include the use of interest rate swap transactions and Eurodollar futures contracts and options thereon. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed.

 INTEREST RATE SWAP TRANSACTIONS

  THE PORTFOLIO MAY ENTER INTO INTEREST RATE SWAPS. INTEREST RATE SWAPS INVOLVE THE EXCHANGE BY THE PORTFOLIO WITH ANOTHER PARTY OF THEIR RESPECTIVE COMMITMENTS TO PAY OR RECEIVE INTEREST, E.G., AN EXCHANGE OF FLOATING RATE PAYMENTS FOR FIXED RATE PAYMENTS. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as a hedge and not as a speculative investment. See "Investment Objective and Policies--Other Investments" in the Statement of Additional Information.

  The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make and will not exceed 5% of the Portfolio's net assets. The use of interest rate swaps may involve investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared to what it would have been if the investment technique was never used.

 FUTURES CONTRACTS AND OPTIONS THEREON

  THE PORTFOLIO MAY PURCHASE AND SELL EURODOLLAR FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON THE CHICAGO MERCANTILE EXCHANGE OR OTHER COMMODITIES EXCHANGES OR BOARDS OF TRADE, FOR CERTAIN HEDGING PURPOSES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION.

  A FINANCIAL FUTURES CONTRACT IS AN AGREEMENT TO PURCHASE OR SELL AN AGREED AMOUNT OF SECURITIES AT A SET PRICE FOR DELIVERY IN THE FUTURE. Eurodollar futures contracts and options thereon are denominated in U.S. dollars and are linked to the London Interbank Offered Rate (LIBOR). These futures contracts and options thereon enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked.

  UNDER REGULATIONS OF THE COMMODITY EXCHANGE ACT, INVESTMENT COMPANIES REGISTERED UNDER THE INVESTMENT COMPANY ACT ARE EXEMPT FROM THE DEFINITION OF "COMMODITY POOL OPERATOR", SUBJECT TO COMPLIANCE WITH CERTAIN CONDITIONS. THE EXEMPTION IS CONDITIONED ON THE PORTFOLIO PURCHASING AND SELLING FUTURES CONTRACTS AND OPTIONS THEREON FOR BONA FIDE HEDGING TRANSACTIONS, EXCEPT THAT THE PORTFOLIO MAY PURCHASE AND SELL FUTURES CONTRACTS AND

OPTIONS THEREON FOR ANY OTHER PURPOSE TO THE EXTENT THAT THE AGGREGATE INITIAL MARGIN AND OPTION PREMIUMS DO NOT EXCEED 5% OF THE LIQUIDATION VALUE OF THE PORTFOLIO'S TOTAL ASSETS.

 RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  PARTICIPATION IN THE FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE PORTFOLIO WOULD NOT BE SUBJECT ABSENT THE USE OF THIS STRATEGY. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions. See "Investment Objective and Policies--Other Investments--Interest Rate Futures Contracts" and "Taxes" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  Under normal market conditions, the assets of the Portfolio, other than monies from recent investments in the Portfolio pending investment in securities having laddered maturities, will be invested in U.S. Government securities or corporate and other debt obligations, as described above. When the investment adviser deems it necessary for defensive purposes, to provide liquidity or pending investment in securities having laddered maturities, the assets of the Portfolio may be committed temporarily to high quality money market instruments or repurchase agreements, as described below.

  During periods when the investment adviser deems it necessary for temporary defensive purposes, the Portfolio may invest without limit in money market instruments. The Portfolio will apply the proceeds of new investments in the Portfolio to purchase money market instruments and repurchase agreements until these amounts can be used to purchase corporate and other debt obligations and U.S. Government securities with laddered maturities of from one year or less to six years. The yield on money market instruments and repurchase agreements is generally lower than the yield on corporate and other debt obligations and U.S. Government securities. Accordingly, the Portfolio's yield and total return will generally be lower during these periods.

 MONEY MARKET INSTRUMENTS

  The Portfolio may invest in high quality money market instruments, including, among others, commercial paper of a U.S. or foreign company or foreign government; certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks; and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar-denominated. Commercial paper will be rated, at the time of purchase, at least A-2 by S&P or Prime-2 by Moody's, or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's.

 REPURCHASE AGREEMENTS

  The Portfolio may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Portfolio's money is invested in the repurchase agreement. The Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Portfolio will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Portfolio may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the SEC. See "Investment Objective and Policies--Other Investments--Repurchase Agreements" in the Statement of Additional Information.

 COVERED DOLLAR ROLLS

  The Portfolio may enter into covered dollar rolls. In a dollar roll, the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

  The Portfolio will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect of covered dollar rolls. Covered dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a covered dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

  The Portfolio may invest up to 5% of its assets in covered dollar rolls.

 INSTRUMENTS WITH PUTS

  The Portfolio may acquire longer-term debt securities with put features. Puts give the Portfolio the right to sell the securities at a specified exercise price on a specified date. Puts may be acquired to reduce the volatility of the market value of the securities subject to the puts, but the acquisition of the puts may involve an additional cost to the Portfolio. In purchasing debt securities with a put feature to effectively shorten the maturity of the instrument, the Subadviser will examine the credit of the issuer and the third party put provider, if applicable, and will invest only in those instruments meeting its current credit requirements.

 SECURITIES LENDING

  The Portfolio may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Portfolio in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As a matter of fundamental policy, the Portfolio cannot lend more than 30% of the value of its total assets.

 WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Portfolio, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Portfolio's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value.

 BORROWING

  The Portfolio may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes. The Portfolio may pledge up to 20% of its total assets to secure these borrowings. However, the Portfolio will not purchase portfolio securities if its borrowings exceed 5% of its net assets.

 PORTFOLIO TURNOVER

  The Portfolio does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 200%. High portfolio turnover may involve correspondingly greater transaction costs, which will be borne by the Fund. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

 ILLIQUID SECURITIES

  The Portfolio may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The Portfolio intends to comply with any applicable state blue sky laws restricting the Portfolio's investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Portfolio of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Portfolio to treat the assets used as "cover" as "liquid."

INVESTMENT RESTRICTIONS

  The Portfolio is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED


  THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the fiscal year ended December 31, 1995, the total expenses of Class A, Class B and Class C shares as a percentage of average net assets were
 .82%,1.47% and 1.47%, respectively. See "Financial Highlights."

MANAGER

  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .40 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE PORTFOLIO. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended December 31, 1995, the Portfolio paid management fees to PMF of .40% of the Portfolio's average net assets. See "Manager" in the Statement of Additional Information.

  As of January 31, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH PORTFOLIO AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

  The current portfolio manager of the Portfolio is Anthony Rodriguez, a Vice President of Prudential Mutual Fund Investment Management, a unit of PIC. Mr. Rodriguez has responsibility for the day-to-day management of the Portfolio's investments. Mr. Rodriguez has managed the Portfolio since January 1995 and has been employed by PIC as a portfolio manager since 1988. Mr. Rodriguez also serves as the portfolio manager of the bond portions of the Prudential Series Fund--Conservatively Managed and Aggressively Managed Portfolios.

  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE PORTFOLIO. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF

DISTRIBUTING THE PORTFOLIO'S CLASS A, CLASS B AND CLASS C SHARES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Portfolio may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  Under the Plans, the Portfolio is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Portfolio will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  UNDER THE CLASS A PLAN, THE PORTFOLIO MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee up to .25 of 1%) may not exceed
 .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1996.

  UNDER THE CLASS B AND CLASS C PLANS, THE PORTFOLIO MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class B and Class C Plans to no more than .75 of 1% of the average daily net assets of each of the Class B and Class C shares for the fiscal year ending December 31, 1996. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  For the fiscal year ended December 31, 1995, the Portfolio paid distribution expenses of .10%, .75% and .75% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Portfolio records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of shares of the Portfolio will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Portfolio other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Portfolio. The Portfolio will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Portfolio under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons who distribute shares of the Portfolio. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purposes of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may also act as a broker or futures commission merchant for the Portfolio, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Portfolio's securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent, and in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


                        HOW THE FUND VALUES ITS SHARES


  THE PORTFOLIO'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE PORTFOLIO'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

  The Portfolio will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV of the three classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE


  FROM TIME TO TIME THE PORTFOLIO MAY ADVERTISE ITS "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) AND "YIELD" IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Portfolio would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Portfolio) assuming that all distributions and dividends by the Portfolio were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes that may be payable upon redemption. The "yield" refers to the income generated by an investment in the Portfolio over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the shares of the Portfolio. Such performance information may include data from

Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Portfolio will include performance data for each class of shares of the Portfolio offered through this Prospectus in any advertisement or information including performance data of the Portfolio. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                      TAXES, DIVIDENDS AND DISTRIBUTIONS


TAXATION OF THE FUND

  THE PORTFOLIO HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). ACCORDINGLY, THE PORTFOLIO WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. To the extent not distributed by the Portfolio, net investment income and capital gains and losses are taxable to the Portfolio. See "Taxes" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  Any dividends out of net investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Portfolio shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any such loss, however, with respect to shares that are held for six months or less, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Portfolio is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

DIVIDENDS AND DISTRIBUTIONS

  THE PORTFOLIO EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF NET CAPITAL GAINS, IF ANY. For federal income tax purposes, the Portfolio had a capital loss carryforward as of December 31, 1995, of approximately $7,180,600 which expires in 2002. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Dividends paid by the Portfolio with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL PORTFOLIO SHARES, AT THE NAV ON THE PAYMENT DATE UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE PAYMENT DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. The Board of Directors reserves the right to change the reinvestment date from the payment date to the record date for certain capital gains distributions. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  WHEN THE PORTFOLIO GOES "EX-DIVIDEND," ITS NAV IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE FOR A CAPITAL GAIN DISTRIBUTION, THE PRICE YOU PAY WILL INCLUDE THE DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF CAPITAL GAIN DISTRIBUTIONS WHEN MAKING YOUR PURCHASES.


                              GENERAL INFORMATION


DESCRIPTION OF COMMON STOCK

  THE FUND WAS INCORPORATED IN MARYLAND ON JUNE 8, 1988. THE FUND IS AUTHORIZED TO ISSUE 500 MILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, DIVIDED INTO THREE CLASSES FOR EACH PORTFOLIO, DESIGNATED CLASS A, CLASS B AND CLASS C COMMON STOCK, EACH OF WHICH CONSISTS OF 83,333,333 1/3 AUTHORIZED SHARES. Each class of common stock represents an interest in the same assets of the Portfolio and is identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of common stock. Currently, the Portfolio is offering three classes, designated Class A, Class B and Class C shares. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.

  The Board of Directors may increase or decrease the number of authorized shares without approval by the shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock of the Portfolio is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of each Portfolio is entitled to its portion of all of the Portfolio's assets after all debt and expenses of the Portfolio have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Directors.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


                               SHAREHOLDER GUIDE


HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE PORTFOLIO THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares" above.


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  The Fund reserves the right to reject any purchase order (including an exchange into the Portfolio) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Portfolio by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Structured Maturity Fund, Inc. (Income Portfolio), specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Portfolio as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Structured Maturity Fund, Inc. (Income Portfolio), Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE PORTFOLIO OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                       ANNUAL 12b-1 FEES
                                    (AS A % OF AVERAGE DAILY
               SALES CHARGE               NET ASSETS)              OTHER INFORMATION
         ------------------------   ------------------------ -----------------------------
 Class A Maximum initial sales        .30 of 1%              Initial sales charge waived
         charge of 3.25% of the       (Currently being       or reduced for certain
         public offering price        charged at a rate      purchases
                                      of .10 of 1%)
 Class B Maximum contingent           1% (Currently being    Shares convert to Class A
         deferred sales charge or     charged at a rate      shares approximately five
         CDSC of 3% of the lesser     of .75 of 1%)          years after purchase
         of the amount invested
         or the redemption
         proceeds; declines to
         zero after four years
 Class C Maximum CDSC of 1% of        1% (Currently being    Shares do not convert to
         the lesser of the amount     charged at a rate      another class
         invested or the              of .75 of 1%)
         redemption proceeds on
         redemptions made within
         one year of purchase

  The three classes of shares represent an interest in the same portfolio of investments of the Portfolio and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights with respect to its Plan (except as noted under the heading "General Information--Description of Common Stock"), and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Portfolio will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately five years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Portfolio:

  If you intend to hold your investment in the Portfolio for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3.25% and Class B shares are subject to a CDSC of 3% which declines to zero over a 4 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 5 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 4 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested), as shown in the following table:

                          SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                           PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
    AMOUNT OF PURCHASE    OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
    ------------------    --------------- --------------- -----------------
    Less than $99,999          3.25%           3.36%            3.00%
    $100,000 to $249,999       2.75            2.83             2.50
    $250,000 to $499,999       2.25            2.30             2.00
    $500,000 to $999,999       1.75            1.78             1.55
    $1,000,000 and above       None            None             None

  Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 1,000 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  PruArray Plans. Class A shares may be purchased at NAV by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code that participate in the Transfer Agent's PruArray Program (a benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan); provided (i) that the plan has at least $1 million in existing assets or 1,000 eligible employees or participants and (ii) that Prudential Mutual Funds constitute at least one-half of the plan's investment options. The term "existing assets" for this purpose includes stock issued by a PruArray Plan sponsor and shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund.

  Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges."

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE PORTFOLIO THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquires of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Portfolio at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

 CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 3% to zero over a four-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding four years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges-- Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                       CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
        YEAR SINCE PURCHASE                            OF DOLLARS INVESTED OR
        PAYMENT MADE                                   REDEMPTION PROCEEDS
        -------------------                            -------------------------
        First.........................................           3.0%
        Second........................................           2.0%
        Third.........................................           1.0%
        Fourth........................................           1.0%
        Fifth.........................................           None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Portfolio shares made during the preceding four years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 2% (the applicable rate in the second year after purchase) for a total CDSC of $4.80.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchase prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least five years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately five years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately five years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately six years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Portfolio will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE PORTFOLIO, YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT

REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the date of the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (The Fund or its agents could be subject to liability if they fail to employ reasonable procedures.) All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Portfolio you can take advantage of the following additional services and privileges.

  . AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Portfolio at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  . AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, you may make regular purchases of the Portfolio's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  . TAX DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  . SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" above.

  . REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data are available upon request from the Fund.

  . SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

  BAA: Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured.) Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Bonds rated within the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

  CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

  P-1: Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

  P-2: Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

  BB, B, CCC, CC AND C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

  S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


        TAXABLE BOND FUNDS                            EQUITY FUNDS


                                            Prudential Allocation Fund
 Prudential Diversified Bond Fund, Inc.       Balanced Portfolio
 Prudential Government Income Fund, Inc.      Strategy Portfolio
 Prudential Government Securities Trust     Prudential Equity Fund, Inc.
   Short-Intermediate Term Series           Prudential Equity Income Fund
 Prudential High Yield Fund, Inc.           Prudential Growth Opportunity
 Prudential Mortgage Income Fund, Inc.      Fund, Inc.
 Prudential Structured Maturity Fund, Inc.  Prudential Jennison Fund, Inc.
   Income Portfolio                         Prudential Multi-Sector Fund, Inc.
 The BlackRock Government Income Trust      Prudential Utility Fund, Inc.

                                            Nicholas-Applegate Fund, Inc.
       TAX-EXEMPT BOND FUNDS                  Nicholas-Applegate Growth Equity
                                            Fund


 Prudential California Municipal Fund              MONEY MARKET FUNDS

   California Series
   California Income Series                 . Taxable Money Market Funds
 Prudential Municipal Bond Fund             Prudential Government Securities
   High Yield Series                        Trust
   Insured Series                             Money Market Series
   Intermediate Series                        U.S. Treasury Money Market
 Prudential Municipal Series Fund           Series
   Florida Series                           Prudential Special Money Market
   Hawaii Income Series                     Fund, Inc.
   Maryland Series                            Money Market Series
   Massachusetts Series                     Prudential MoneyMart Assets, Inc.

   Michigan Series
   New Jersey Series                        . Tax-Free Money Market Funds
   New York Series                          Prudential Tax-Free Money Fund,
   North Carolina Series                    Inc.
   Ohio Series                              Prudential California Municipal
   Pennsylvania Series                      Fund
 Prudential National Municipals Fund, Inc.    California Money Market Series
                                            Prudential Municipal Series Fund

           GLOBAL FUNDS                       Connecticut Money Market Series
                                              Massachusetts Money Market
                                            Series

 Prudential Europe Growth Fund, Inc.          New Jersey Money Market Series
 Prudential Global Fund, Inc.                 New York Money Market Series

 Prudential Global Genesis Fund, Inc.
                                            . Command Funds
 Prudential Global Limited Maturity         Command Money Fund
   Fund, Inc.                               Command Government Fund
   Limited Maturity Portfolio               Command Tax-Free Fund

 Prudential Global Natural Resources        . Institutional Money Market Funds
   Fund, Inc.                               Prudential Institutional Liquidity
                                            Portfolio, Inc.
 Prudential Intermediate Global Income        Institutional Money Market Series
   Fund, Inc.

 Prudential Pacific Growth Fund, Inc.
 The Global Government Plus Fund, Inc.
 The Global Total Return Fund, Inc.
 Global Utility Fund, Inc.

--------------------------------------------------------------------------------
No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
FUND HIGHLIGHTS............................................................   2
 Risk Factors and Special Characteristics..................................   2
FUND EXPENSES..............................................................   4
FINANCIAL HIGHLIGHTS.......................................................   5
HOW THE FUND INVESTS.......................................................   8
 Investment Objective and Policies.........................................   8
 Hedging and Return Enhancement Strategies.................................  13
 Other Investments and Policies............................................  14
 Investment Restrictions...................................................  16
HOW THE FUND IS MANAGED....................................................  17
 Manager...................................................................  17
 Distributor...............................................................  17
 Portfolio Transactions....................................................  19
 Custodian and Transfer and Dividend Disbursing Agent......................  19
HOW THE FUND VALUES ITS SHARES.............................................  20
HOW THE FUND CALCULATES PERFORMANCE........................................  20
TAXES, DIVIDENDS AND DISTRIBUTIONS.........................................  21
GENERAL INFORMATION........................................................  22
 Description of Common Stock...............................................  22
 Additional Information....................................................  23
SHAREHOLDER GUIDE..........................................................  23
 How to Buy Shares of the Fund.............................................  23
 Alternative Purchase Plan.................................................  24
 How to Sell Your Shares...................................................  27
 Conversion Feature--Class B Shares........................................  30
 How to Exchange Your Shares...............................................  30
 Shareholder Services......................................................  32
DESCRIPTION OF SECURITY RATINGS............................................ A-1
THE PRUDENTIAL MUTUAL FUND FAMILY.......................................... B-1

--------------------------------------------------------------------------------

MF 140A                                                                  444131D

             Class A: 743924-10-2
CUSIP Nos.:  Class B: 743924-20-1
             Class C: 743924-30-0

PRUDENTIAL
STRUCTURED
MATURITY
FUND, INC.


(INCOME
PORTFOLIO)

  PROSPECTUS

 MARCH 1, 1996




Prudential Mutual Funds
BUILDING YOUR FUTURE [LOGO]
ON OUR STRENGTH (SM)

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
FUND HIGHLIGHTS............................................................   2
 Risk Factors and Special Characteristics..................................   2
FUND EXPENSES..............................................................   4
FINANCIAL HIGHLIGHTS.......................................................   5
HOW THE FUND INVESTS.......................................................   8
 Investment Objective and Policies.........................................   8
 Hedging and Return Enhancement Strategies.................................  13
 Other Investments and Policies............................................  14
 Investment Restrictions...................................................  16
HOW THE FUND IS MANAGED....................................................  17
 Manager...................................................................  17
 Distributor...............................................................  17
 Portfolio Transactions....................................................  19
 Custodian and Transfer and Dividend Disbursing Agent......................  19
HOW THE FUND VALUES ITS SHARES.............................................  20
HOW THE FUND CALCULATES PERFORMANCE........................................  20
TAXES, DIVIDENDS AND DISTRIBUTIONS.........................................  21
GENERAL INFORMATION........................................................  22
 Description of Common Stock...............................................  22
 Additional Information....................................................  23
SHAREHOLDER GUIDE..........................................................  23
 How to Buy Shares of the Fund.............................................  23
 Alternative Purchase Plan.................................................  24
 How to Sell Your Shares...................................................  27
 Conversion Feature--Class B Shares........................................  30
 How to Exchange Your Shares...............................................  30
 Shareholder Services......................................................  32
DESCRIPTION OF SECURITY RATINGS............................................ A-1
THE PRUDENTIAL MUTUAL FUND FAMILY.......................................... B-1

--------------------------------------------------------------------------------

MF 140Z                                                                  444131D


CUSIP No.:  Class Z: 743924-706


PRUDENTIAL
STRUCTURED
MATURITY
FUND, INC.
(INCOME
PORTFOLIO)
(CLASS Z SHARES)


 PROSPECTUS
DECEMBER 16, 1996

[LOGO]Prudential
      Investments

                 PRUDENTIAL STRUCTURED MATURITY FUND, INC.
                          (INCOME PORTFOLIO)
                  Supplement dated December 16, 1996 to
                      Prospectus dated March 1, 1996

 THE FOLLOWING INFORMATION SUPPLEMENTS "FINANCIAL HIGHLIGHTS" IN THE
PROSPECTUS:

                           FINANCIAL HIGHLIGHTS
             (for a share outstanding throughout the period indicated)
                   (Class A, Class B and Class C shares)

 The following financial highlights for Class A, Class B and Class C shares are unaudited. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A, Class B and Class C share of common stock, respectively, outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information has been determined based on data contained in the financial statements. No Class Z shares were outstanding during the indicated period.

                                                     SIX MONTHS ENDED
                                                       JUNE 30, 1996
                                                        (UNAUDITED)
                                            --------------------------------
                                            CLASS A     CLASS B      CLASS C
                                            -------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......  $ 11.63     $  11.63     $11.63
                                            -------     --------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................      .36          .33        .33
Net realized and unrealized gain (loss) on
 investment transactions..................     (.36)        (.36)      (.36)
                                            -------     --------     ------
 Total from investment operations.........      --          (.03)      (.03)
                                            -------     --------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income......     (.36)        (.33)      (.33)
Distributions in excess of net investment
 income...................................      --           --         --
Distributions from net realized gains.....      --           --         --
 Total distributions......................     (.36)        (.33)      (.33)
                                            -------     --------     ------
Net asset value, end of period............  $ 11.27     $  11.27     $11.27
                                            =======     ========     ======
TOTAL RETURN(a): .........................    (0.07)%      (0.38)%    (0.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........  $80,731     $103,566     $1,238
Average net assets (000)..................  $84,898     $112,357     $1,180
Ratios to average net assets:
 Expenses, including distribution fees....      .86%(b)     1.51%(b)   1.51%(b)
 Expenses, excluding distribution fees....      .76%(b)      .76%(b)    .76%(b)
 Net investment income....................     6.42%(b)     5.77%(b)   5.77%(b)
Portfolio turnover........................       77%          77%        77%

-------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Annualized.

 THE FOLLOWING INFORMATION SUPPLEMENTS "GENERAL INFORMATION--DESCRIPTION OF COMMON STOCK" IN THE PROSPECTUS:

 The Fund is authorized to offer 500 million shares of common stock, $.01 par value per share, divided into four classes for each Portfolio, designated Class A, Class B, Class C and Class Z shares, each of which consists of 62,500,000 authorized shares. Each class represents an interest in the same assets of the Portfolio and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. For more information about Class Z shares, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fee. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes of shares within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. Currently, the Portfolio is offering four classes designated Class A, Class B, Class C and Class Z shares.

 THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND CALCULATES PERFORMANCE" IN THE PROSPECTUS:

 The Fund may include comparative performance information in advertising or marketing the Portfolio's shares. The Fund may include performance information about each of the Portfolio's classes and is no longer required to include performance data for all classes of shares in any advertisement or other information including performance data of the Portfolio. See "How the Fund Calculates Performance."

MF 140C-1(12/16/96)

                   PRUDENTIAL STRUCTURED MATURITY FUND, INC.
                     Supplement dated December 16, 1996 to
                   Statement of Additional Information dated
                                 March 1, 1996

  THE FOLLOWING INFORMATION SUPPLEMENTS "DIRECTORS AND OFFICERS" IN THE STATEMENT OF ADDITIONAL INFORMATION:

  As of December 16, 1996, Prudential Mutual Fund Management LLC, located at Gateway Center Three, Newark, NJ 07102, owned all of the Fund's outstanding Class Z shares and therefore controlled the Fund's Class Z shares.

  THE FOLLOWING INFORMATION SUPPLEMENTS "DISTRIBUTOR" IN THE STATEMENT OF ADDITIONAL INFORMATION:

  Prudential Securities Incorporated serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund.

  THE FOLLOWING INFORMATION SUPPLEMENTS "PURCHASE AND REDEMPTION OF FUND SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION:

  Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus of the Income Portfolio.

  Each class represents an interest in the same assets of the Portfolio and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

  SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold with a maximum sales charge of 3.25% and Class B*, Class C* and Class Z** shares are sold at net asset value. Using the net asset value at June 30, 1996, the maximum offering price of the shares of the Income Portfolio is as follows:

CLASS A
Net asset value and redemption price per Class A share..................  $11.27
Maximum sales charge (5% of offering price).............................     .38
                                                                          ------
Offering price to public................................................  $11.65
                                                                          ======
CLASS B
Net asset value, offering price and redemption price per Class B share*.  $11.27
                                                                          ======
CLASS C
Net asset value, offering price and redemption price per Class C share*.  $11.27
                                                                          ======
CLASS Z
Net asset value, offering price and redemption price per Class Z share**................................................................  $11.27
                                                                          ======

-------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.
**Class Z shares did not exist at June 30, 1996.

  THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER INVESTMENT ACCOUNT-- EXCHANGE PRIVILEGE" IN THE STATEMENT OF ADDITIONAL INFORMATION:

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

MF140C-2(12/16/96)

Commentary on Presentation of Portfolio of Investments:
The Portfolio of Investments, following hereto, is presented in a ``laddered'' maturity structure. The Income Portfolio invests in investment grade corporate debt securities and in obligations of the U.S. Government, its agencies and instrumentalities with maturities of six years or less. These securities are categorized within six annual maturity categories.
--------------------------------------------------------------------------------
Portfolio of Investments as of June 30, 1996 (Unaudited)
====================================================================

             Principal
Moody's       Amount
Rating        (000)       Description                  Value (Note 1)
---------------------------------------------------------------------
5-6 YEARS--17.5%
Ba1           $   7,250    Tele Communications, Inc.,
                           (Media)
                           7.35%, 8/27/01               $   7,233,470
                 23,800    United States Treasury
                           Note,
                           7.875%, 8/15/01                 25,213,006
                                                        -------------
                                                           32,446,476
---------------------------------------------------------------------
4-5 YEARS--15.2%
B1                  500    Republic of Argentina,
                           (Foreign Government)
                           9.25%, 2/23/01                     479,375
Aa3               5,000    Associates Corporation of
                           North America,
                           (Financial Services)
                           6.625%, 5/15/01                  4,942,000
Ba1               5,000    Federated Department
                           Stores,
                           Inc.,
                           (Retail)
                           10.00%, 2/15/01                  5,262,500
Ba2              10,000    Paramount Communications,
                           Inc.,
                           (Media)
                           5.875%, 7/15/00                  9,510,800
                           United States Treasury
                           Notes,
                  2,000    6.25%, 4/30/01                   1,980,940
                  6,000    6.50%, 5/31/01                   6,002,820
                                                        -------------
                                                           28,178,435
---------------------------------------------------------------------
3-4 YEARS--16.0%
NR                2,000    Banco de Comercio,
                           (Banking) (Colombia)
                           8.625%, 6/2/00                   2,035,000
Baa3              7,500    News America Holdings,
                           Inc.,
                           (Media)
                           7.45%, 6/1/00                    7,607,775
Baa3              3,000    Republic of Colombia,
                           (Foreign Government)
                           8.75%, 10/6/99                   3,063,750

PRUDENTIAL STRUCTURED MATURITY FUND
INCOME PORTFOLIO
====================================================================

             Principal
Moody's       Amount
Rating        (000)       Description                  Value (Note 1)
--------------------------------------------------------------------

Ba1           $  10,000    Time Warner, Inc.,
                           (Media)
                           7.95%, 2/1/00                $  10,215,000
                  6,500    United States Treasury
                           Note,
                           7.75%, 12/31/99                  6,772,155
                                                        -------------
                                                           29,693,680
------------------------------------------------------------
2-3 YEARS--17.9%
Baa3              5,500    Capital One Bank,
                           (Banking)
                           6.90%, 4/15/99                   5,500,000
Baa2              3,000    Crane Co.,
                           (Industrial Services)
                           7.25%, 6/15/99                   3,006,540
Baa2              1,000    Federal Express Corp.,
                           (Consumer Services)
                           10.05%, 6/15/99                  1,073,420
A3                6,500    Kansallis-Osake-Pankki
                           Bank,
                           (Banking) (Finland)
                           9.75%, 12/15/98                  6,939,920
NR                3,000    National Bank of Romania,
                           (Banking) (Romania)
                           9.75%, 6/25/99                   3,030,000
Baa1              9,600    Salomon, Inc.,
                           (Financial Services)
                           7.00%, 5/15/99                   9,604,896
A2                4,000    Sears Roebuck Acceptance
                           Corporation,
                           (Financial Services)
                           6.38%, 2/16/99                   3,982,200
                                                        -------------
                                                           33,136,976
---------------------------------------------------------------------
1-2 YEARS--16.9%
NR                3,000    Banco Ganadero S.A.,
                           (Banking) (Colombia)
                           9.75%, 8/26/97                   3,116,250
A2                2,000    Bank One Credit Card
                           Trust,
                           (Asset Backed)
                           (Average Life 1.3 years)
                           7.75%, 12/15/99                  2,036,240

-----------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of June 30, 1996 (Unaudited)
=====================================================================

            Principal
Moody's       Amount
Rating        (000)       Description                  Value (Note 1)
---------------------------------------------------------------------
1-2 YEARS (cont'd.)
Baa2          $   5,000    Comdisco, Inc.,
                           (Leasing)
                           7.25%, 4/15/98               $   5,060,250
Baa3              6,500    Enterprise Rent A Car
                           Finance Co.,
                           (Financial Services)
                           7.875%, 3/15/98                  6,660,290
Baa2              2,100    Finova Financial Corp.,
                           (Industrial Finance)
                           9.67%, 7/1/97                    2,162,181
A3                2,000    General Motors Acceptance
                           Corp.,
                           (Financial Services)
                           7.50%, 11/4/97                   2,034,480
Baa2              4,200    Transco Energy Co.,
                           (Utilities)
                           9.125%, 5/1/98                   4,364,598
                  6,000    United States Treasury
                           Note,
                           6.00%, 5/31/98                   5,986,860
                                                        -------------
                                                           31,421,149
---------------------------------------------------------------------
WITHIN 1 YEAR--15.0%
Baa2             10,000    Advanta Corp.,
                           (Consumer Finance)
                           6.24%, 2/7/97                   10,000,300
Baa3              2,500    Capital One Bank,
                           (Banking)
                           8.625%, 1/15/97                  2,531,825
A3                1,600    Chrysler Financial Corp.,
                           (Financial Services)
                           5.39%, 8/27/96                   1,599,040
Baa2              1,500    Comdisco, Inc.,
                           (Leasing)
                           9.75%, 1/15/97                   1,528,425
A2                2,195    Grand Metropolitan
                           Investment Corp.,
                           (Industrial Finance)
                           8.125%, 8/15/96                  2,199,939
A3                3,500    Potomac Capital Investment
                           Corp.,
                           (Financial Services)
                           6.19%, 4/28/97                   3,491,740

PRUDENTIAL STRUCTURED MATURITY FUND
INCOME PORTFOLIO
=====================================================================

             Principal
Moody's       Amount
Rating        (000)       Description                  Value (Note 1)
--------------------------------------------------------------------


A2            $   2,000    TransAmerica Finance
                           Corp.,
                           (Financial Services)
                           5.85%, 7/15/96               $   1,999,960
                  4,576    Joint Repurchase Agreement
                           Account,
                           5.46%, 7/1/96                    4,576,000
                                                        -------------
                                                           27,927,229
---------------------------------------------------------------------
Total Investments--98.5%
                           (cost $184,358,138; Note
                           4)                             182,803,945
                           Other assets in excess of
                           liabilities--1.5%                2,731,464
                                                        -------------
                           Net Assets--100%             $ 185,535,409
                                                        =============

------------------
NR-Not Rated.
The industry classification of portfolio holdings and other net assets shown as a percentage of net assets as of June 30, 1996 were as follows:
U.S. Treasury Notes...................................   24.7%
Financial Services....................................   18.5
Media.................................................   18.6
Banking...............................................   12.5
Consumer Finance......................................    5.4
Leasing...............................................    3.6
Retail................................................    2.8
Industrial Finance....................................    2.4
Utilities.............................................    2.4
Repurchase Agreement..................................    2.4
Foreign Government....................................    1.9
Industrial Services...................................    1.6
Asset Backed..........................................    1.1
Consumer Services.....................................     .6
Other assets in excess of liabilities.................    1.5
                                                        -----
                                                        100.0%
                                                        =====

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Statement of Assets and Liabilities          PRUDENTIAL STRUCTURED MATURITY FUND
(Unaudited)                                  INCOME PORTFOLIO
================================================================================

Assets                                                                                                           June 30, 1996
                                                                                                                 -------------
Investments, at value (cost $184,358,138)...................................................................      $182,803,945
Cash........................................................................................................             1,128
Interest receivable.........................................................................................         4,127,582
Receivable for Fund shares sold.............................................................................            91,148
Deferred expenses and other assets..........................................................................             6,765
                                                                                                                 -------------
   Total assets.............................................................................................       187,030,568
                                                                                                                 -------------
Liabilities
Payable for Fund shares reacquired..........................................................................           912,490
Dividends payable...........................................................................................           306,519
Accrued expenses............................................................................................           142,134
Distribution fee payable....................................................................................            72,385
Management fee payable......................................................................................            61,631
                                                                                                                 -------------
   Total liabilities........................................................................................         1,495,159
                                                                                                                 -------------
Net Assets..................................................................................................      $185,535,409
                                                                                                                 =============
Net assets were comprised of:
   Common stock, at par.....................................................................................      $    164,620
   Paid-in capital in excess of par.........................................................................       196,052,013
                                                                                                                 -------------
                                                                                                                   196,216,633
   Accumulated net realized loss on investments.............................................................        (9,127,031)
   Net unrealized depreciation on investments...............................................................        (1,554,193)
                                                                                                                 -------------
Net assets at June 30, 1996.................................................................................      $185,535,409
                                                                                                                 =============
Class A:
   Net asset value and redemption price per share
      ($80,731,093 / 7,161,376 shares of common stock issued and outstanding)...............................            $11.27
   Maximum sales charge (3.25% of offering price)...........................................................               .38
   Maximum offering price to public.........................................................................            $11.65
                                                                                                                         =====
Class B:
   Net asset value, offering price and redemption price per share
      ($103,565,873 / 9,190,694 shares of common stock issued and outstanding)..............................            $11.27
                                                                                                                         =====
Class C:
   Net asset value, offering price and redemption price per share
      ($1,238,443 / 109,903 shares of common stock issued and outstanding)..................................            $11.27
                                                                                                                         =====

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL STRUCTURED MATURITY FUND
INCOME PORTFOLIO
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                   Six Months
                                                      Ended
Net Investment Income                             June 30, 1996
Income
   Interest....................................    $  7,189,906
                                                  -------------
Expenses
   Distribution fee--Class A...................          42,217
   Distribution fee--Class B...................         419,036
   Distribution fee--Class C...................           4,399
   Management fee..............................         394,699
   Transfer agent's fees and expenses..........         142,000
   Reports to shareholders.....................          82,000
   Registration fees...........................          42,000
   Custodian's fees and expenses...............          38,000
   Audit fee...................................          19,000
   Legal fees..................................          15,000
   Directors' fees.............................          15,000
   Miscellaneous...............................           4,991
                                                  -------------
      Total expenses...........................       1,218,342
                                                  -------------
Net investment income..........................       5,971,564
                                                  -------------
Realized and Unrealized Loss
on Investments
Net realized loss on investment transactions...      (2,158,940)
Net change in unrealized appreciation of
   investments.................................      (4,169,420)
                                                  -------------
Net loss on investments........................      (6,328,360)
                                                  -------------
Net Decrease in Net Assets
Resulting from Operations......................    $   (356,796)
                                                  =============


PRUDENTIAL STRUCTURED MATURITY FUND
INCOME PORTFOLIO
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                     Six Months       Year Ended
Increase (Decrease)                     Ended        December 31,
in Net Assets                       June 30, 1996        1995
Operations
   Net investment income..........  $   5,971,564    $ 13,324,650
   Net realized gain (loss) on
      investment transactions.....     (2,158,940)      1,914,240
   Net change in unrealized
      appreciation on
      investments.................     (4,169,420)     10,735,269
                                    -------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................       (356,796)     25,974,159
                                    -------------    ------------
Dividends (Note 1)
   Dividends to shareholders from
      net investment income
      Class A.....................     (2,712,382)     (5,877,430)
      Class B.....................     (3,225,156)     (7,407,642)
      Class C.....................        (34,026)        (39,578)
                                    -------------    ------------
                                       (5,971,564)    (13,324,650)
                                    -------------    ------------
Fund share transactions
   (Net of share conversions) (Note 6)
   Net proceeds from shares
      subscribed..................     17,011,601      30,676,035
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions ..........      3,789,229       8,591,299
   Cost of shares reacquired......    (39,157,613)    (64,005,192)
                                    -------------    ------------
   Net decrease in net assets from
      Fund share transactions.....    (18,356,783)    (24,737,858)
                                    -------------    ------------
Total decrease....................    (24,685,143)    (12,088,349)
Net Assets
Beginning of period...............    210,220,552     222,308,901
                                    -------------    ------------
End of period.....................  $ 185,535,409    $210,220,552
                                    =============    ============

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                             PRUDENTIAL STRUCTURED MATURITY FUND
Notes to Financial Statements (Unaudited)    INCOME PORTFOLIO
--------------------------------------------------------------------------------
Prudential Structured Maturity Fund (the ``Fund''), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund consists of two portfolios--the Income Portfolio (the ``Portfolio'') and the Municipal Income Portfolio. The Municipal Income Portfolio has not yet begun operations. The Fund was incorporated in Maryland on June 8, 1988 and had no operations until July 1989 when 8,613 shares of the Portfolio's common stock were sold for $100,000 to Prudential Mutual Fund Management, Inc. (``PMF''). Investment operations commenced on September 1, 1989. The Portfolio's investment objective is high current income consistent with the preservation of principal. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.
--------------------------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Securities Valuation: The Board of Directors has authorized the use of an independent pricing service to determine valuations of U.S. Government and corporate obligations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements, the Portfolio's custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: It is the Portfolio's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Portfolio declares daily and pays monthly dividends from net investment income. Distributions from net capital gains, if any, are made at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PMF. Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .40 of 1% of the average daily net assets of the Portfolio.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (PSI) became the distributor of the
--------------------------------------------------------------------------------

                                             PRUDENTIAL STRUCTURED MATURITY FUND
Notes to Financial Statements (Unaudited)    INCOME PORTFOLIO
--------------------------------------------------------------------------------
Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. PSI is also distributor of the Class B and Class C shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for the six months ended June 30, 1996 for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively for the six months ended June 30, 1996.

PSI has advised the Portfolio that it has received approximately $49,000 in front-end sales charges resulting from sales of Class A shares during the six months ended June 30, 1996. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons.

PSI advised the Portfolio that for the six months ended June 30, 1996, it received approximately $106,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
-------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Portfolio's transfer agent. During the six months ended June 30, 1996, the Portfolio incurred fees of approximately $125,000 for the services of PMFS. As of June 30, 1996, approximately $21,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 1996 were $148,973,997 and $170,423,210, respectively.

The federal income tax basis of the Portfolio's investments at June 30, 1996 was $184,362,357 and accordingly, net unrealized depreciation for federal income tax purposes was $1,558,412 (gross unrealized appreciation--$780,898; gross unrealized depreciation--$2,339,310).

For federal income tax purposes, the Portfolio had a capital loss carryforward as of December 31, 1995 of approximately $7,180,600 which expires in 2002. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Portfolio, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of June 30, 1996, the Portfolio had a 0.41% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Portfolio represented $4,576,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

Bear, Stearns & Co., 5.40%, in the principal amount of $369,000,000, repurchase price $369,055,350, due 7/1/96. The value of the collateral including accrued interest was $377,194,429.

Goldman, Sachs & Co. Inc., 5.47%, in the principal amount of $369,000,000, repurchase price $369,056,068, due 7/1/96. The value of the collateral including accrued interest was $376,380,556.

Smith Barney, Inc., 5.50%, in the principal amount of $369,000,000, repurchase price $369,056,375, due 7/1/96. The value of the collateral including accrued interest was $376,380,118.
------------------------------------------------------------
Note 6. Capital

The Portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sale charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is
--------------------------------------------------------------------------------

                                             PRUDENTIAL STRUCTURED MATURITY FUND
Notes to Financial Statements (Unaudited)    INCOME PORTFOLIO
--------------------------------------------------------------------------------
also available for shareholders who qualified to purchase Class A shares at net asset value.
There are 250 million authorized shares of $.01 par value common stock, divided into three classes, designated Class A, Class B and Class C common stock, each of which consists of 83,333,333 1/3 authorized shares. Transactions in shares of common stock were as follows:

Class A                                   Shares        Amount
--------------------------------------  ----------   ------------
Six months ended June 30, 1996:
Shares sold...........................     808,744   $  9,315,552
Shares issued in reinvestment of
  dividends...........................     148,440      1,689,579
Shares reacquired.....................  (1,582,835)   (18,131,687)
                                        ----------   ------------
Net decrease in shares outstanding
  before conversion...................    (625,651)    (7,126,556)
Shares issued upon conversion from
  Class B.............................     138,698      1,564,028
                                        ----------   ------------
Net decrease in shares outstanding....    (486,953)  $ (5,562,528)
                                        ==========   ============

Year ended December 31, 1995:
Shares sold...........................     812,745   $  9,281,283
Shares issued in reinvestment of
  dividends...........................     325,730      3,698,766
Shares reacquired.....................  (2,387,143)   (26,982,383)
                                        ----------   ------------
Net decrease in shares outstanding
  before conversion...................  (1,248,668)   (14,002,334)
Shares issued upon conversion from
  Class B.............................     540,088      6,039,105
                                        ----------   ------------
Net decrease in shares outstanding....    (708,580)  $ (7,963,229)
                                        ==========   ============

Class B                                   Shares        Amount
--------------------------------------  ----------   ------------
Six months ended June 30, 1996:
Shares sold...........................     630,177   $  7,198,442
Shares issued in reinvestment of
  dividends...........................     182,085      2,072,963
Shares reacquired.....................  (1,817,296)   (20,728,989)
                                        ----------   ------------
Net decrease in shares outstanding
  before conversion...................  (1,005,034)   (11,457,584)
Shares reacquired upon conversion into
  Class A.............................    (138,698)    (1,564,028)
                                        ----------   ------------
Net decrease in shares outstanding....  (1,143,732)  $(13,021,612)
                                        ==========   ============

Year ended December 31, 1995:
Shares sold...........................   1,817,442   $ 20,499,580
Shares issued in reinvestment of
  dividends...........................     428,576      4,863,912
Shares reacquired.....................  (3,249,167)   (36,739,116)
                                        ----------   ------------
Net decrease in shares outstanding
  before conversion...................  (1,003,149)   (11,375,624)
Shares reacquired upon conversion into
  Class A.............................    (540,088)    (6,039,105)
                                        ----------   ------------
Net decrease in shares outstanding....  (1,543,237)  $(17,414,729)
                                        ==========   ============

Class C
-------
Six months ended June 30, 1996:
Shares sold...........................      43,496   $    497,607
Shares issued in reinvestment of
  dividends...........................       2,347         26,687
Shares reacquired.....................     (26,261)      (296,937)
                                        ----------   ------------
Net increase in shares outstanding....      19,582   $    227,357
                                        ==========   ============

Year ended December 31, 1995:
Shares sold...........................      78,793   $    895,172
Shares issued in reinvestment of
  dividends...........................       2,515         28,621
Shares reacquired.....................     (24,796)      (283,693)
                                        ----------   ------------
Net increase in shares outstanding....      56,512   $    640,100
                                        ==========   ============

--------------------------------------------------------------------------------

                                             PRUDENTIAL STRUCTURED MATURITY FUND
Financial Highlights (Unaudited)             INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                      Class A
                                     --------------------------------------------------------------------------
                                     Six Months
                                       Ended                          Year ended December 31,
                                      June 30,      -----------------------------------------------------------
                                        1996         1995         1994         1993         1992         1991
                                     ----------     -------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period........................     $  11.63      $ 10.97     $  11.78     $  11.79     $  12.13     $  11.67
                                     ----------     -------     --------     --------     --------     --------
Income from investment
operations:
Net investment income............          .36          .73          .65          .71          .86(c)       .93 c)
Net realized and unrealized gain
   (loss) on investment
   transactions..................         (.36)         .66         (.80)         .12         (.08)         .56
                                     ----------     -------     --------     --------     --------     --------
   Total from investment
      operations.................       --             1.39         (.15)         .83          .78         1.49
                                     ----------     -------     --------     --------     --------     --------
Less distributions:
Dividends from net investment
   income........................         (.36)        (.73)        (.65)        (.71)        (.86)        (.93)
Distributions in excess of net
   investment income.............       --            --            (.01)       --           --           --
Distributions from net realized
   gains.........................       --            --           --            (.13)        (.26)        (.10)
                                     ----------     -------     --------     --------     --------     --------
   Total distributions...........         (.36)        (.73)        (.66)        (.84)       (1.12)       (1.03)
                                     ----------     -------     --------     --------     --------     --------
Net asset value, end of period...     $  11.27      $ 11.63     $  10.97     $  11.78     $  11.79     $  12.13
                                     ==========     =======     ========     ========     ========     ========

TOTAL RETURN(a):.................        (0.07)%      13.12%       (1.16)%       7.19%        6.67%       13.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000).........................     $ 80,731      $88,982     $ 91,680     $119,449     $109,828     $109,997
Average net assets (000).........     $ 84,898      $89,500     $106,737     $114,728     $107,937     $113,010
Ratios to average net assets:
   Expenses, including
      distribution fees..........          .86%(b)      .82%         .94%         .80%         .70%(c)      .37  c)
   Expenses, excluding
      distribution fees..........          .76%(b)      .72%         .84%         .70%         .60%(c)      .27  c)
   Net investment income.........         6.42%(b)     6.57%        5.88%        5.92%        7.15%(c)     7.89  c)
For Class A, B and C shares:
   Portfolio turnover............           77%         160%         123%         137%          91%         117%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Net of expense subsidy and/or fee waiver.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                             PRUDENTIAL STRUCTURED MATURITY FUND
Financial Highlights (Unaudited)             INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                      Class B                                   Class C
                                         ------------------------------------------------------------------     --------
                                                                                               December 9,        Six
                                         Six Months                                              1992(c)         Months
                                           Ended             Year ended December 31,             Through         Ended
                                          June 30,      ----------------------------------     December 31,     June 30,
                                            1996          1995         1994         1993           1992           1996
                                         ----------     --------     --------     --------     ------------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................     $  11.63      $  10.97     $  11.78     $  11.79       $  11.79       $ 11.63
                                         ----------     --------     --------     --------        -------       --------
Income from investment operations:
Net investment income................          .33           .66          .58          .62            .04           .33
Net realized and unrealized gain
   (loss) on investment
   transactions......................         (.36)          .66         (.80)         .12         --              (.36)
                                         ----------     --------     --------     --------        -------       --------
   Total from investment
      operations.....................         (.03)         1.32         (.22)         .74            .04          (.03)
                                         ----------     --------     --------     --------        -------       --------
Less distributions:
Dividends from net investment
   income............................         (.33)         (.66)        (.58)        (.62)          (.04)         (.33)
Distributions in excess of net
   investment income.................       --             --            (.01)       --            --             --
Distributions from net realized
   gains.............................       --             --           --            (.13)        --             --
                                         ----------     --------     --------     --------        -------       --------
   Total distributions...............         (.33)         (.66)        (.59)        (.75)          (.04)         (.33)
                                         ----------     --------     --------     --------        -------       --------
Net asset value, end of period.......     $  11.27      $  11.63     $  10.97     $  11.78       $  11.79       $ 11.27
                                         ==========     ========     ========     ========        =======       ========

TOTAL RETURN(a):.....................        (0.38)%       12.40%       (1.83)%       6.38%           .32%        (0.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......     $103,566      $120,188     $130,258     $123,306        $11,981        $1,238
Average net assets (000).............     $112,357      $125,230     $134,985      $69,314         $5,474        $1,180
Ratios to average net assets:
   Expenses, including distribution
      fees...........................         1.51%(b)      1.47%        1.66%        1.55%          1.67%(b)      1.51%(b)
   Expenses, excluding distribution
      fees...........................          .76%(b)       .72%         .84%         .70%           .82%(b)       .76%(b)
   Net investment income.............         5.77%(b)      5.92%        5.17%        5.08%          6.31%(b)      5.77%(b)

                                                 Class C
                                      -----------------------------
                                                         August 1,
                                           Year           1994(d)
                                          Ended           Through
                                       December 31,     December 31,
                                           1995             1994
                                       ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................    $  10.97         $  11.30
                                        ------------         ------
Income from investment operations:
Net investment income................         .66              .23
Net realized and unrealized gain
   (loss) on investment
   transactions......................         .66             (.32)
                                        ------------         ------
   Total from investment
      operations.....................        1.32             (.09)
                                        ------------         ------
Less distributions:
Dividends from net investment
   income............................        (.66)            (.23)
Distributions in excess of net
   investment income.................      --                 (.01)
Distributions from net realized
   gains.............................      --               --
                                        ------------         ------
   Total distributions...............        (.66)            (.24)
                                        ------------         ------
Net asset value, end of period.......    $  11.63         $  10.97
                                        ============         ======

TOTAL RETURN(a):.....................       12.40%           (0.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......      $1,050             $371
Average net assets (000).............        $667             $192
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        1.47%            1.90%(b)
   Expenses, excluding distribution
      fees...........................         .72%            1.15%(b)
   Net investment income.............        5.92%            5.30%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class B shares.
(d) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                       9